UNITED STATES
             SECURITIES AND EXCHANGE COMMISSION
                   WASHINGTON, D.C. 20549


                  ________________________

                          Form 8-K


                       CURRENT REPORT

           PURSUANT TO SECTION 13 or 15(d) OF THE
               SECURITIES EXCHANGE ACT of 1934



     Date of Report  (Date of earliest event reported):  December 19, 1996


                    Coltec Industries Inc
   (Exact name of registrant as specified in its charter)


      Pennsylvania              1-7568                13-1846375
 (State or other juris-      (Commission           (I.R.S. Employer
 diction of incorporation)   File Number)         Identification No.)


   3 Coliseum Centre, 2550 West Tyvola Road, Charlotte, North Carolina 28217
     (Address of principal executive offices)                       (Zip Code)


     Registrant's telephone number, including area code: (704) 423-7000

Item 5.             Other Events.

On December 19, 1996, the Registrant issued a press release announcing that it had successfully concluded the tender offer and consent solicitation relating to its outstanding 9 3/4% Senior Notes due 1999, its 9 3/4% Senior Notes due 2000 and its 10 1/4% Senior Subordinated Notes due 2002 and will accept all validly tendered debt securities for payment pursuant to the Offer. The tender offer expired at 12:00 midnight, New Your City time, on December 18, 1996. The Payment Date will be December 19, 1996.


Item 7.   Financial Statements and Exhibits.

     (c)  Exhibits.

                   99.  Press release, dated December 19, 1996,
              announcing Coltec Industries Inc has successfully concluded the tender offer and consent solicitation relating to its outstanding 9 3/4%
              Senior Notes due 1999, its 9 3/4% Senior Notes due 2000 and its 10 1/4% Senior Subordinated Notes due 2002 and will accept all validly tendered debt securities for payment pursuant to the Offer. The tender offer expired at 12:00 midnight, New Your City time, on December 18, 1996. The Payment Date will be December 19, 1996.

                         SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           Coltec Industries Inc
                                                 Registrant



                                         /s/ Robert J. Tubbs
Date:  January 3, 1996           By:  Name:  Robert J. Tubbs
                              Title:    Senior Vice President

Exhibit 99


                COLTEC CONCLUDES TENDER OFFER

Charlotte, NC, December 19, 1996 -- Coltec Industries Inc has successfully concluded the tender offer and consent solicitation relating to its outstanding 9 3/4% Senior Notes due 1999, its 9 3/4% Senior Notes due 2000 and its 10 1/4% Senior Subordinated Notes due 2002 and will accept all validly tendered debt securities for payment pursuant to the Offer. The tender offer expired at 12:00 midnight, New York City time, on December 18, 1996. The Payment Date will be December 19, 1996.

The tender offer was made pursuant to Coltec's Offer to Purchase and Consent Solicitation Statement dated November 20, 1996. As of 12:00 midnight, New York City time, on December 18, 1996, the following principal amounts of debt securities subject to the tender offer and consent solicitation had been deposited with The Bank of New York, as Depositary, and not withdrawn.

Debt Security                      Principal Amount Tendered

9 3/4% Senior Notes due 1999                        $140,493,000

9 3/4% Senior Notes due 2000                         183,445,000

10 1/4% Senior Subordinated                          214,071,000
Notes due 2002

Holders who validly tendered (and did not withdraw) their debt securities at or prior to 12:00 midnight, New York City time, on December 18, 1996, will receive the applicable Tender Offer Consideration. Holders who validly consented to the proposed indenture amendments relating to the debt securities at or prior to 12:00 midnight, New York City time, on December 5, 1996, will receive the applicable Consent Payment. Holders who validly tendered (and did not withdraw) their debt securities at or prior to 12:00 midnight, New York City time, on December 18, 1996, and who validly consented to the proposed indenture amendments at or prior to 12:00 midnight, New York City time, on December 5, 1996, will receive the Total Consideration.

Lehman Brothers Inc. and NationsBanc Capital Markets, Inc. are dealer managers for the tender offer and consent solicitation, and D. F. King & Co., Inc. is the information agent.

Coltec Industries is a diversified manufacturing company serving primarily aerospace and general industrial markets.